1st Amendment
This Amendment ("Amendment") is made to Distributor Agreement by and between Cellular Dynamics International, Inc. (the "CDI") and iPS Academia Japan, Inc. ("Distributor") dated April 29, 2011 ("Agreement"), and the definitions used in the Agreement shall be also applied to this Amendment.
WHEREAS, the both parties wish further to strengthen the long-lasting good relationship between CDI and the Distributor, and add the new products to the cumin product list attached to the Agreement as Exhibit A.
NOW, THEREFORE, the parties agree to amend the Agreement as follows:
1.     The product list attached to the Agreement as Exhibit A shall be entirely replaced with the new product list attached to this Amendment as Exhibit A.
2.    This Amendment shall become in full effect as from March 1, 2012.
3.    All other terms and conditions of the Agreement shall remain in effect and apply to this Agreement.

AGREED TO:	AGREED TO:

Cellular Dynamics International, Inc.	iPS Academia Japan, Inc.
By: /s/ Christopher J. Parker	By: /s/ Shosaku Murayama
Name: Christopher J. Parker	Name: Shosaku Murayama
Title: Chief Commercial Officer	Title: President & CEO
Date: 3/1/12	Date: 3/9/12

Attachment : Exhibit A

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A
PRODUCT DESCRIPTION AND PRICES

iCell Products
Product		Unit Size	Catalog Number	Pricing
iCell Cardiomyocytes*	(****) months from the shipping date	1X	CMC-100-110-001	$(****)/Unit for the first (****)Units Thereafter $(****) per Unit
iCell Cardiomyocytes*	(****) months from the shipping date	5X	CMC-100-110-005	$(****)/Unit for the first (****) Units Thereafter $(****) per Unit
iCell Cardiomyocytes* no RFP expression	(****) months from the shipping date	1X	CMC-100-010-001	$(****)/Unit for the first (****) Units Thereafter $(****) per Unit
iCell Cardiomyocytes* no RFP expression	(****) months from the shipping date	5X	CMC-100-010-005	$(****)/Unit for the first (****)Units Thereafter $(****) per Unit
iCell Cardiomyocytes* Maintenance Medium	(****) months from the shipping date	1X	CMM-100-120-001	$(****)
iCell Cardiomyocytes* Maintenance Medium	(****) months from the shipping date	5X	CMM-100-120-005	$(****)

*Supplied with plating and maintenance media

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.

iCell Products
iCell Endothelial Cells*	(****) months from the shipping date	1X	ECC-100-010-001	$(****)/Unit for the first (****) Units Thereafter $(****) per Unit
iCell Neurons*	(****) months from the shipping date	1X	NRC-100-010-001	$(****)/Unit for the first (****) Units Thereafter $(****) per Unit
iCell Neurons Maintenance Medium*	(****) months from the shipping date	1X 100ml	NRM-100-121-001	$(****)
iCell Neurons Medium Supplement	(****)months from the shipping date	1X 2ml	NRM-100-031-001	$(****)

*Supplied with iCell Endothlelial Medium Supplement
**Supplied with iCell Neurons Maintenance Medium and Medium Supplement

9270971_1

(****) DESIGNATES PORTIONS OF THIS DOCUMENT THAT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION.